UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      January 26, 2006 (January 24, 2006)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                      000-22490                 62-1120025
 ------------------------------  -----------------------    ------------------
       (State or other           (Commission File Number)    (I.R.S. Employer
 jurisdiction of incorporation)                             Identification No.)

                         430 Airport Road
                      Greeneville, Tennessee                  37745
 -------------------------------------------------------   ----------
             (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01.  Entry Into a Material Definitive Agreement.

     On January 24, 2006, Forward Air Corporation (the "Company") contemporaneously entered into an Employment Agreement and a Restrictive Covenants Agreement (collectively, "the Employment Agreement") with Bruce A. Campbell, President and Chief Executive Officer, of the Company. Mr. Campbell also serves on the Board of Directors. This agreement replaces a previous employment agreement, which had an initial term through October 27, 2006.

     Certain key terms of the Employment Agreement are described herein. The description contained herein is qualified in its entirety by reference to the actual language of the Employment Agreement, a copy of which is attached as
Exhibit 99.1 to this Current Report on Form 8-K (this "Report"). In the event of any conflict between the language of the description contained in this Report and the Employment Agreement itself, the terms of the Employment Agreement shall govern in all respects.

     The Employment Agreement became effective January 24, 2006 and is for a term ending on the day before the Company's annual meeting of shareholders in 2008. The term automatically extends for one additional year unless otherwise terminated by the Board of Directors or Mr. Campbell upon notice. Under the Employment Agreement, Mr. Campbell will receive an annual base salary of no less than $400,000. In addition, Mr. Campbell will be eligible to receive long-term incentive awards under the Company's 1999 Stock Option and Incentive Plan, or such other plan that the Company may adopt. Mr. Campbell will be eligible to receive an annual year-end cash bonus dependent upon the achievement of performance objectives by Mr. Campbell and the Company as established by the Board of Directors or a Board committee. The Employment Agreement provides that Mr. Campbell will be entitled to the same fringe benefits as are generally available to the Company's executive officers.

     Under the Employment Agreement, the Company may terminate Mr. Campbell at any time with or without just cause (as defined in the Employment Agreement). If the Company should terminate Mr. Campbell without just cause, he would be entitled to receive (i) his base salary for the longer of one year from the date of such termination or the remainder of the then-pending term of the Employment Agreement; (ii) any unpaid bonus amounts previously earned; and (iii) continued insurance coverage for one year from the date of such termination. Mr. Campbell would not be entitled to any unearned salary, bonus or other benefits if the Company were to terminate him for just cause.

     Mr. Campbell also may terminate the Employment Agreement at any time; however, he would not be entitled to any unearned salary, bonus or other benefits if he does so absent circumstances resulting from a change of control or material change in duties (each as defined in the Employment Agreement). In the event of a change of control or material change in duties, Mr. Campbell would have two options. Mr. Campbell may resign and receive (i) his base salary for twelve months following the date of the change of control or material change in duties; (ii) a cash bonus equal to the prior year's year-end cash bonus, plus any unpaid bonus amounts previously earned; (iii) any other payments due, including, among others, accrued and unpaid vacation pay; (iv) immediate acceleration of any unvested stock options; and (v) continued insurance coverage for one year following the date of the change of control or material change in duties. Alternatively, Mr. Campbell could continue to serve as President and Chief Executive Officer of the Company for the duration of the term of the Employment Agreement or until he or the Company terminates it.

     The Employment Agreement also contains non-competition, non-solicitation and non-disclosure provisions following termination.

     The information in this report and the exhibit hereto may contain "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as "believes," "anticipates," "intends," "plans," "estimates," "projects" or "expects." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.

Exhibit
 Number                           Description
--------       -----------------------------------------------------------------
  99.1         Employment  Agreement dated January 24, 2006, between Forward Air
               Corporation   and  Bruce  A.  Campbell,   including   Exhibit  A,
               Restrictive Covenants Agreement entered into contemporaneously with and as part of the Employment Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FORWARD AIR CORPORATION


Date: January 26, 2006          By:  /s/ Matthew J. Jewell
                                     ------------------------------------------
                                     Matthew J. Jewell
                                     Senior Vice President, General Counsel and
                                     Secretary

                                 EXHIBIT INDEX


Exhibit
 Number                           Description
--------       -----------------------------------------------------------------
  99.1         Employment  Agreement dated January 24, 2006, between Forward Air
               Corporation   and  Bruce  A.  Campbell,   including   Exhibit  A,
               Restrictive Covenants Agreement entered into contemporaneously with and as part of the Employment Agreement.